GUIDESTONE FUNDS
Supplement dated July 2, 2026
to
Prospectus and Summary Prospectus each dated May 1, 2026,
for the Emerging Markets Equity Fund
This supplement provides new information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
I.  SUBCLASSIFICATION CHANGE TO THE EMERGING MARKETS EQUITY FUND
Effective August 31, 2026, the Emerging Markets Equity Fund (EMEF) will change its subclassification status from diversified to non-diversified.
Under the heading “Principal Investment Strategies” for the EMEF on page 173, the first bullet is deleted in its entirety and replaced with the following:
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The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities that are economically tied to emerging markets. Equity securities may include stock, stock futures, rights, warrants or securities convertible into stock, of foreign companies, and the Fund may invest in companies with any market capitalization. The Fund considers emerging markets to include those markets included in the MSCI Emerging Markets Index. As of March 31, 2026, the MSCI Emerging Markets Index consisted of 1,204 constituents, representing the following 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. An issuer is considered to be from the country where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund's investments in Chinese companies may be structured as variable interest entities. The Fund invests in companies across different industries and economic sectors.
Under the heading “Principal Investment Strategies” for the EMEF on page 173, the following disclosure is added as the second bullet point:
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The Fund is classified as non-diversified under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.
Under the heading “Principal Investment Risks” for the EMEF, beginning on page 173, the following disclosure is added in alphabetical order:
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Non-diversification Risk: Because the Fund may hold larger positions in fewer securities than diversified funds, its performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value due to such non-diversification.
II.  UPDATE TO ADDITIONAL INFORMATION ABOUT PRINCIPAL STRATEGIES & RISKS
Under the heading “Additional Information About Principal Strategies & Risks” for the “Non-diversification Risk” disclosure, on page 195, the paragraph is deleted in its entirety and replaced with the following:
Non-diversification Risk: The Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund are each subject to non-diversification risk. In order to closely track the composition of their respective target indexes, each Fund’s total assets may be invested in multiple issuers representing more than 5% of the Fund’s total assets. As a result, a Fund may become non-diversified under the Investment Company Act of 1940, as amended (1940 Act), although it continues to hold multiple stocks across a number of sectors. The Growth
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Equity Fund and Emerging Markets Equity Fund are also subject to non-diversification risk as a result of their respective non-diversified classification under the 1940 Act. A Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and a Fund’s shares may experience significant fluctuations in value due to such non-diversification.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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